UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

SEMPRA ENERGY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:
Notes: Reg. (s) 240.14a-101 SEC 1913 (3-99)

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Sempra Energy Annual Shareholders Meeting to Be Held on May 14, 2021.

SEMPRA ENERGY

488 8TH AVENUE

SAN DIEGO, CA 92101

Meeting Information

Meeting Type:    Annual Shareholders Meeting

For holders as of:    March 19, 2021

Date: May 14, 2021        Time: 9:00 a.m. Pacific Time

Location: Meeting live via the Internet-please visit

www.virtualshareholdermeeting.com/SRE2021.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SRE2021 and be sure to have the information that is printed in the box marked by the arrow

g	XXXX XXXX XXXX XXXX	(located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or a paper or e-mail copy of our proxy materials for any of our future shareholders meetings, you must request it. There is NO charge for requesting a copy.

Please choose one of the following methods to make your request:

1) BY INTERNET:            To request paper copies, go to www.proxyvote.com and click

Request Printed Materials for this Meeting.

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                 sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please include the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

Please make the request as instructed above on or before April 30, 2021 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Votes via the Internet before the meeting must be submitted by 11:59 p.m. Eastern Time on May 13, 2021 for shares held directly and by 8:00 a.m. Eastern Time on May 11, 2021 for shares held in the Sempra Energy Savings Plan, Southern California Gas Company Retirement Savings Plan or San Diego Gas & Electric Company Savings Plan.

During The Meeting:

Go to www.virtualshareholdermeeting.com/SRE2021 at the date and time of the meeting. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Your signed proxy card must be received before the polls close.

Vote by Phone: Access the full proxy materials as described above to obtain instructions on how to vote by phone. Votes by phone must be submitted by 11:59 p.m. Eastern Time on May 13, 2021 for shares held directly and by 8:00 a.m. Eastern Time on May 11, 2021 for shares held in the Sempra Energy Savings Plan, Southern California Gas Company Retirement Savings Plan or San Diego Gas & Electric Company Savings Plan.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH LISTED NOMINEE.

1.  Election of Directors:

1a.  Alan L. Boeckmann

1b.  Andrés Conesa

1c.  Maria Contreras-Sweet

1d.  Pablo A. Ferrero

1e.  William D. Jones

1f.   Jeffrey W. Martin

1g.  Bethany J. Mayer

1h.  Michael N. Mears

1i.   Jack T. Taylor

1j.   Cynthia L. Walker

1k.  Cynthia J. Warner

1l.   James C. Yardley

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE FOR PROPOSALS 2 AND 3.

2.  Ratification of Appointment of Independent Registered Public Accounting Firm.

3.  Advisory Approval of Our Executive Compensation.

THE BOARD OF DIRECTORS RECOMMENDS A

VOTE AGAINST PROPOSALS 4 AND 5.

4.  Shareholder Proposal Requesting an Amendment to Our Proxy Access Bylaw to Eliminate the Shareholder Nominating Group Limit.

5.  Shareholder Proposal Requesting a Report on Alignment of Our Lobbying Activities with the Paris Agreement.